UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

GSR V Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43290	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5900 Balcones Drive, Suite 100 Austin, TX 78731	78731
(Address of Principal Executive Offices)	(Zip Code)

(914-369-4400)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-seventh of one right	GSRVU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	GSRV	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one Class A ordinary share	GSRVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 15, 2026, GSR V Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). In connection with the closing, the underwriter fully exercised its over-allotment option to purchase 3,000,000 additional Units (the “OA Option”) for an aggregate of 23,000,000 Units sold. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one-seventh of one right (the “Rights”), with each whole right entitling the holder thereof to receive one whole Class A Ordinary Share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-295415) (the “Registration Statement”):

●	an Underwriting Agreement, dated May 13, 2026, (the “Underwriting Agreement”), among the Company and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC and The Benchmark Company, LLC, as representatives of the underwriter named therein (the “Underwriter”), attached hereto as Exhibit 1.1 and incorporated herein by reference;

●	Amended and Restated Memorandum and Articles of Association of the Company, attached hereto as Exhibit 3.1 and incorporated herein by reference;

●	a Rights Agreement, dated May 13, 2026, between the Company and Odyssey Transfer and Trust Company, as Rights agent, attached hereto as Exhibit 4.1 and incorporated by reference herein

●	a Letter Agreement, dated May 13, 2026, among the Company, its officers and directors, GSR V Sponsor LLC (the “Sponsor”) and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC attached hereto as Exhibit 10.1 and incorporated herein by reference;

●	an Investment Management Trust Agreement, dated May 13, 2026, between the Company and Odyssey Transfer and Trust Company, as trustee, attached hereto as Exhibit 10.2 and incorporated herein by reference;

●	a Registration Rights Agreement, dated May 13, 2026, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3 and incorporated herein by reference;

●	a Private Placement Unit Purchase Agreement, dated May 13, 2026, between the Company and the Sponsor (the “Sponsor Private Placement Unit Purchase Agreement”), attached hereto as Exhibit 10.4 and incorporated herein by reference;

●	a Private Placement Unit Purchase Agreement, dated May 13, 2026, between the Company and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC (the “Underwriter Private Placement Unit Purchase Agreement”), attached hereto as Exhibit 10.5 and incorporated herein by reference;

●	Administrative Services Agreement, dated May 13, 2026, between the Company and the Sponsor, attached hereto as Exhibit 10.6 and incorporated herein by reference;

●	Indemnity Agreement, dated May 13, 2026, between the Company and Gus Garcia attached hereto as Exhibit 10.7 and incorporated herein by reference;

●	Indemnity Agreement, dated May 13, 2026, between the Company and Lewis Silberman, attached hereto as Exhibit 10.8 and incorporated herein by reference;

●	Indemnity Agreement, dated May 13, 2026, between the Company and Anantha Ramamurti, attached hereto as Exhibit 10.9 and incorporated herein by reference;

●	Indemnity Agreement, dated May 13, 2026, between the Company and Yuya Orime, attached hereto as Exhibit 10.10 and incorporated herein by reference;

●	Indemnity Agreement, dated May 13, 2026, between the Company and Jody Sitkoski, attached hereto as Exhibit 10.11 and incorporated herein by reference;

●	Indemnity Agreement, dated May 13, 2026, between the Company and Susie Kuan, attached hereto as Exhibit 10.12 and incorporated herein by reference; and

●	Indemnity Agreement, dated May 13, 2026, between the Company and Jonathan Cole, attached hereto as Exhibit 10.13 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Unit Purchase Agreement and the Underwriter Private Placement Unit Purchase Agreement, the Company completed the private sale of an aggregate of 671,000 private placement units (the “Private Placement Units”) to the Sponsor and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of approximately $6,710,000. The Private Placement Units are identical to the Units sold in the IPO and OA Option, subject to certain limited exceptions, and will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2026, in connection with the IPO, Jonathan Cole, Jody Sitkoski, and Susie Kuan (together with Gus Garcia, Lewis Silberman and Anantha Ramamurti, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 13, 2026, each of Mr. Cole, Mr. Sitkoski and Ms. Kuan was also appointed to the audit committee of the Board, with Ms. Kuan serving as the chair of the audit committee. Effective May 13, 2026, each of each of Mr. Cole, Mr. Sitkoski and Ms. Kuan was also appointed to the compensation committee of the Board, with Mr. Sitkoski serving as the chair of the compensation committee.

On May 12, 2026, the Sponsor transferred 20,000 of the Company’s Class B ordinary shares, par value $0.0001 per share, to each of Mr. Cole, Mr. Sitkoski and Ms. Kuan. The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Following the appointments of Mr. Cole, Mr. Sitkoski and Ms. Kuan, the Board is comprised of three classes. The term of office of the first class of directors, consisting of Mr. Sitkoski and Ms. Kuan, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mr. Cole and Mr. Ramamurti, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Garcia and Mr. Silberman, will expire at the third annual meeting of stockholders.

The Company has entered into indemnity agreements with the Directors, Co-Chief Executive Officers, Chief Financial Officer and Chief Business Development Officer of the Company, each dated May 13, 2026. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2026, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On May 15, 2026, a total of $230,000,000, comprised of $224,600,000 of the net proceeds from the IPO and $5,400,000 of the net proceeds from the sale of the Private Placement Units, were placed into a segregated trust account located in the United States with Odyssey Transfer and Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us for permitted withdrawals, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) our completion of an initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 18 (or up to 21 months at the discretion of the Sponsor) from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of our public shares if we have not completed an initial business combination within 18 months (or up to 21 months at the discretion of the Sponsor), from the closing of the IPO, subject to applicable law.

On May 13, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, which occurred on May 13, 2026. On May 15, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated May 13, 2026, among the Company and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC and The Benchmark Company, LLC, as representative of the underwriter named therein.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Rights Agreement, dated May 13, 2026, between the Company and Odyssey Transfer and Trust Company, as Rights agent.
10.1	Letter Agreement, dated May 13, 2026, among the Company, its officers and directors, the Sponsor and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC.
10.2	Investment Management Trust Agreement, dated May 13, 2026, between the Company and Odyssey Transfer and Trust Company, as trustee.
10.3	Registration Rights Agreement, dated May 13, 2026, among the Company, the Sponsor, SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC and certain security holders named therein.
10.4	Private Placement Unit Purchase Agreement, dated May 13, 2026, between the Company and the Sponsor.
10.5	Private Placement Unit Purchase Agreement, dated May 13, 2026, between the Company and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC.
10.6	Administrative Services Agreement, dated May 13, 2026, between the Company and the Sponsor.
10.7	Indemnity Agreement, dated May 13, 2026, between the Company and Gus Garcia.
10.8	Indemnity Agreement, dated May 13, 2026, between the Company and Lewis Silberman.
10.9	Indemnity Agreement, dated May 13, 2026, between the Company and Anantha Ramamurti.
10.10	Indemnity Agreement, dated May 13, 2026, between the Company and Yuya Orime.
10.11	Indemnity Agreement, dated May 13, 2026, between the Company and Jody Sitkoski.
10.12	Indemnity Agreement, dated May 13, 2026, between the Company and Susie Kuan.
10.13	Indemnity Agreement, dated May 13, 2026, between the Company and Jonathan Cole.
99.1	Press Release dated May 13, 2026
99.2	Press Release dated May 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSR V Acquisition Corp.

Date: May 18, 2026	By:	/s/ Gus Garcia
	Name:	Gus Garcia
	Title:	Co-Chief Executive Officer

4